EXHIBIT 99.2 Investor Presentation dated January 16, 2014

4 th Quarter 2013 Earnings Conference Call January 16, 2014

Forward-Looking Statement
Certain statements contained in this release are forward-looking in nature. These include all statements about People's United Financial's plans, objectives, expectations and other statements that are not historical facts, and usually use words such as "expect," "anticipate," "believe," "should" and similar expressions. Such statements represent management's current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause People's United Financial's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United Financial include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-
interest income and expense related activities; (6) residential mortgage and secondary market activity; (7)
changes in accounting and regulatory guidance applicable to banks; (8) price levels and conditions in the public securities markets generally; (9) competition and its effect on pricing, spending, third-party relationships and revenues; (10) the successful integration of acquisitions; and (11) changes in regulation resulting from or relating to financial reform legislation. People's United Financial does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Loans grew $2.7 billion, or 12%, to $24.4 billion
Deposits increased $0.8 billion, or 4%, to $22.6 billion
Net interest income decreased $40 million, or 4%, to $889 million
Net interest margin declined 55 basis points to 3.31%
Fee income increased $19 million, or 6%, to $333 million
Operating expenses held relatively flat at $826 million vs. $818 million in 2012
Asset quality remained strong
NPAs as a percentage of originated loans, REO and repossessed assets improved to 1.08%
from 1.48% in 2012
NCOs to average loans remained low at 19 basis points
Solid capital levels
Tier 1 Common ratio at 10.2%
Tangible common equity to tangible assets ratio at 7.8%
2013 Results
Overview / 2013 vs. 2012

2013 Guidance
Operating Performance Review
Guidance Range Actual
Loan Growth
“Grow at high single digits –
mid teens”
12%
Deposit Growth “Grow at mid-single digits” 4%
Net Interest Margin 3.30 – 3.40% 3.31%
Net Interest Income $900 – $940MM $889MM
Non-Interest Income “Grow at mid-single digits” 6%
Non-Interest Expense $815 – $825MM $826MM
Asset Quality “Excellent credit quality”
Orig. Non-Perf. Assets, 1.08%;
Net Charge-Offs, 0.19%
Capital Levels “Strong capital levels” Tier 1 Common, 10.2%; TCE/TA, 7.8%

4 Net Interest Income Linked Annual Change (in $ millions) 929 (80) (19) 37 12 10 889 2012 Acquired Loans Borrowing Costs Originated Loans Investments Deposits 2013

Total
Non-Operating
Operating
Non-Interest Expense
Linked Annual Change
(in $ millions)
830.6 839.0
817.9
826.3
12.7
12.7
(1.7)
(4.3)
17.0 3.5
(1.9) (4.2)
2012 Operating
Expense - S. NY
Branches (1)
Compliance (2) Improved Use of
Technology
Comp. &
Benefits (3)
Net Branch
Consolidations/
Openings (4)
Other 2013
(3) Excludes the impact of the Operating Expense – S. NY branches, Net Branch Consolidations /
Openings and Compliance categories
(4) Excludes consolidations and openings in southern New York
(2) Reflects direct costs of incremental Compliance related personnel and system investments
(1)  Includes the Park Avenue branch opened in December 2012

2014 Goals
Grow loans in the high-single digits to mid-teens
Increase deposits in the mid-teens
Including $2 billion of brokered deposits
Net interest income target range of $930 to $960 million
Implies net interest income growth of 5-8%
Expect net interest margin in the 3.10-3.20% range
Maintain fee income levels despite weaker mortgage banking and prepayment fees
Wealth management revenue is expected to grow 10% to $56 million
Insurance and cash management revenues are expected to grow 10% to $34 million, and 13%
to $23 million, respectively
Full year operating expense target range of $830 to $840 million
Maintain a fortress balance sheet with continued excellent credit quality and strong capital levels
Gains on sales of residential mortgages are expected to fall 45% to $8 million; Commercial banking fees are expected to fall 24% or $7 million

Fourth Quarter 2013 Results
Overview / 4Q 2013 vs. 3Q 2013
Operating earnings of $60.0 million or $0.20 per share, versus $0.20 per share in the prior quarter
Net interest margin of 3.24%, down 6 basis points
Loan growth of $1,163 million, 20% annualized growth rate
Deposit growth of $367 million, 7% annualized growth rate
Non-interest income decreased $3.8 million to $80.2 million
Efficiency ratio was 64.3% compared to 63.6% last quarter
Net charge-offs were 18 basis points in line with 17 basis points last quarter
Completed the share repurchase program
Repurchased 8.9 million shares, or $131 million, at a weighted average price of $14.72 per share

8 Net Interest Income Linked Quarter Change (in $ millions) 223.5 (3.1) (0.2) 3.4 0.9 0.4 224.9 3Q 2013 Acquired Loans Borrowing Costs Originated Loans Investments Deposits 4Q 2013

9 Net Interest Margin (%) Linked Quarter Change 3.30% 3.24% (0.04%) (0.04%) 0.01% 0.01% 3Q 2013 Acquired Loans Originated Loan Volume / Mix Investments Deposit Rates / Mix 4Q 2013

10 Loans Linked Quarter Change (in $ millions) Annualized Linked QTD change 20.0% 23,227 217 (137) 24,390 Sep 30, 2013 Commercial Retail Acquired Dec 31, 2013 1,083

11 Deposits Linked Quarter Change (in $ millions) Total 22,190 22,557 Retail Annualized Linked QTD change 6.6% Commercial 15,897 16,195 6,293 6,362 69 298 Sep 30, 2013 Retail Commercial Dec 31, 2013

Non-Interest Income
Linked Quarter Change
(in $ millions)
84.0
80.2
0.7 0.7 0.4
(2.9)
(2.4)
(1.5)
0.4
0.8
3Q 2013 Customer
Interest Rate
Swaps
Operating
Leases
Investment
Management
Fees
Brokerage
Commissions
Gain on Resi
Mtg Loan
Sales
Insurance Bank Service
Charges
Other 4Q 2013

Total
Non-Operating
Operating
Non-Interest Expense
Linked Quarter Change
(in $ millions)
212.5 208.7
209.2
(2.3)
(2.4)
(1.0)
1.0
0.6
0.3
207.7
3.3
1.0
3Q 2013 Non-
Operating
REO Adv. &
Promotion
Comp. &
Benefits
Operating
Leases
Other 4Q 2013

14 Efficiency Ratio (%) Last Five Quarters 63.0% 64.1% 62.7% 63.6% 64.3% 4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013

Asset Quality
NPAs / Loans & REO* (%)
* Non-performing assets (excluding acquired non-performing loans) as a percentage of originated loans plus all
REO and
repossessed assets; acquired non-performing loans excluded as risk of loss has been considered by virtue of (i) our estimate of acquisition-date fair value, (ii) the existence of an FDIC loss sharing agreement, and/or (iii) allowance for loan losses established subsequent to acquisition
Source: SNL Financial and Company filings
1.08
1.61
2.17
1.00
1.50
2.00
2.50
3.00
4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013
PBCT
Peer Group Median Top 50 Banks by Assets
Last Five Quarters

Asset Quality
Net Charge-Offs / Avg. Loans (%)
Source: SNL Financial and Company filings
* Excluding acquired loan charge-offs, PBCT’s charge-off ratio was 0.17%, 0.16%, 0.18% and 0.18% in 4Q 2013, 3Q 2013, 2Q 2013 and
1Q 2013, respectively
* * * *
0.18
0.25
0.31
0.00
0.20
0.40
0.60
4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013
PBCT
Peer Group Median Top 50 Banks
Last Five Quarters

Growing Future Earnings Per Share
Last Five Quarters
$80.72
$40
$45
$50
$55
$60
$65
$70
$75
$80
$85
$15
$16
$17
$18
$19
$20
$21
$22
$23
$24
$25
4Q12 1Q13 2Q13 3Q13 4Q13
Gross Loans ($BN)
Deposits ($BN) Deposits per Share
Loans per Share
$40
$45
$50
$55
$60
$65
$70
$75
$80
$85
$15
$16
$17
$18
$19
$20
$21
$22
$23
$24
$25
4Q12 1Q13 2Q13 3Q13 4Q13
Loans
Deposits
$74.65

18 Operating ROAA (%) Last Five Quarters 0.87% 0.77% 0.81% 0.78% 0.75% 4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013

19 Operating ROATE (%) Last Five Quarters 8.6% 8.1% 9.3% 9.8% 9.8% 4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013

Capital Ratios
Last Five Quarters
4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013
People’s United Financial
Tang. Com. Equity/Tang. Assets 10.2% 9.6% 8.7% 8.5% 7.8%
Leverage Ratio
1, 5
10.6% 10.0% 9.3% 9.2% 8.3%
Tier 1 Common 13.1% 12.4% 11.6% 11.4% 10.2%
Tier 1 Risk-Based Capital
3, 5
13.2% 12.5% 11.6% 11.4% 10.2%
Total Risk-Based Capital
4, 5
14.7% 13.7% 12.8% 12.6% 11.3%
People’s United Bank
Leverage Ratio
1, 5
9.8% 9.7% 9.5% 9.5% 9.0%
Tier 1 Risk-Based Capital
3, 5
12.2% 12.1% 11.9% 11.8% 11.1%
Total Risk-Based Capital
4,5
13.1% 13.5% 13.2% 13.2% 12.3%
2
Notes:
1. Leverage (core) Capital represents Tier 1 Capital (total stockholder’s equity, excluding: (i) after-tax net unrealized gains (losses) on certain securities classified as available for sale; (ii) goodwill and other acquisition-related intangibles; and (iii) the amount recorded in accumulated other comprehensive income (loss) relating to pension and other postretirement benefits), divided by Adjusted Total Assets (period end total assets less goodwill and other acquisition-related intangibles)
2. Tier 1 Common represents Common Equity Tier 1 Capital (calculated in accordance with the Basel III Final Rule issued in July 2013) divided by Total Risk-Weighted Assets
3. Tier 1 Risk-Based Capital represents Tier 1 Capital divided by Total Risk-Weighted Assets
4. Total Risk-Based Capital represents Tier 1 Capital plus subordinated notes and debentures, up to certain limits, and the allowance for loan losses, up to 1.25% of total risk weighted assets, divided by Total Risk-Weighted Assets
5. Well capitalized limits for the Bank are: Leverage Ratio, 5%; Tier 1 Risk-Based Capital, 6%; and Total Risk-Based Capital, 10%

Summary
Sustainable Competitive Advantage
Premium brand built over 170 years
High quality Northeast footprint characterized by wealth, density and commercial activity
Strong leadership team
Solid net interest margin
Superior asset quality
Focus on relationship-based banking
Growing loans and deposits within footprint - in two of the largest MSAs in the country (New York City, #1 and Boston, #10)
Improving profitability
Returning capital to shareholders
Strong capital base

Appendix

Net Interest Income (NII) Sensitivity
Interest Rate Risk Profile
Notes:
1. Yield curve twist pivot point is 18 month point on yield curve. Short End defined as overnight to 18 months.  Long End defined as terms greater than 18 months
1
-0.4%
0.7%
2.7%
-3.7%
2.3%
4.7%
-0.3%
2.3%
5.8%
-3.2%
2.6%
5.7%
-6.0%
-4.0%
-2.0%
0.0%
2.0%
4.0%
6.0%
8.0%
Short End -25 Short End +100 Short End +200 Long End -100 Long End +100 Long End +200
Yield Curve Twist
12/31/13 9/30/13
-1.2%
3.1%
7.3%
10.7%
14.1%
-1.0%
4.7%
11.1%
16.0%
20.9%
-5.0%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
Dn25 Up100 Up200 Up300 Up400
Immediate Parallel Shock
12/31/13 9/30/13

Acquired Loan Portfolio
Acquired loans initially recorded at fair value (inclusive of related credit mark) without carryover of historical ALLL
Accounting model is cash-flow based:
Contractual cash flows (principal & interest) less expected cash flows (principal & interest) = non-accretable difference (effectively utilized to absorb actual portfolio losses)
Expected cash flows (principal & interest) less fair value = accretable yield
Expected cash flows are regularly reassessed and compared to actual cash collections
As of 12/31/13
(in $ millions)
Carrying
Amount a, b
Carrying Amount Component b
NPLs
Non-Accretable
Difference/NPLs
Charge-offs
Incurred Since
Acquisition d
Accretable
Yield
Non-Accretable
Difference
Danvers (7/1/11) $753.2 $253.8 $13.9 $32.5 43% $23.0
Smithtown (11/30/10) 496.2 305.0 100.1 83.1 120% 128.1
Others (various dates) 275.7 80.9 23.0 26.9 86% 30.5
Total $1,525.1 $639.7 $137.0 $142.5
(a) Initial carrying amounts of acquired portfolios are as follows: FinFed, $1.2BN; Butler, $141MM; RiverBank, $518MM; Smithtown, $1.6BN; and Danvers, $1.9BN.
(b) Carrying amount and related components reflect loan sale, settlement and payoff activity which have occurred since acquisition.
(c) Represent contractual amounts; loans meet People’s United Financial’s definition of a non-performing loan but are not subject to classification as non-accrual in the same manner as originated loans. Rather, these loans are considered to be accruing loans because their interest income relates to the accretable yield recognized at the pool level and not to contractual interest payments at the loan level.
(d) Includes approximately $7.2MM of charge-offs applied against reserves established subsequent to acquisition.
c

Acquired Loan Portfolio
Amortization of Original Discount on Acquired Loan Portfolio
$ in millions, except per share data
Impact on Net Interest Margin Impact on Earnings Per Share
4Q13 Total Accretion (All interest income on acquired loans) 26 Interest Income from Amortization of Original Discount on Acq. Loan Portfolio 7.7
3Q13 Acquired Loan Portfolio Carrying Amount 1,662 4Q13 Effective Tax Rate 31.4%
4Q13 Acquired Loan Portfolio Carrying Amount 1,525
4Q13 Average Acquired Loan Portfolio 1,594 4Q13 Earnings from Amortiz. of Original Discount on Acq. Loan Portfolio 5.3
Effective Yield on Acquired Loan Portfolio 6.60% 4Q13 Weighted Average Shares Outstanding 302.2
Weighted Average Coupon on Acquired Loan Portfolio
1
4.67%
4Q13 EPS Impact from Amortiz. of Discount on Acq. Loan Portfolio $0.02
Incremental Yield Attributable to Amortiz. of Discount on Acq. Loan Portfolio 1.93%
Incremental Interest Income from Amortiz. of Discount on Acq. Loan Portfolio 7.7
4Q13 Average Earning Assets 28,294
Add: Average unamortized loan discount
2
26
Adjusted 4Q13 Average Earning Assets 28,320
Impact on Overall Net Interest Margin (bps) 11
Operating Net Interest Margin 3.24%
Adjusted Net Interest Margin 3.13%
Amortization of Original Discount on Acquired Loan Portfolio Amortization of Original Discount on Acquired Loan Portfolio
Notes:
1.
Excluding FinFed, the weighted average coupon on the acquired loan portfolio is 4.44%
2. Represents the difference between the outstanding balance of the acquired loan portfolio and the carrying amount of the acquired loan portfolio

Allowance for Loan Losses
Originated Portfolio Coverage Detail
(in $ millions)
Commercial ALLL - $158.5 million
115% of Commercial NPLs
Retail ALLL - $19.0 million
24% of Retail NPLs
Total ALLL - $177.5 million
82% of Total NPLs
0.95%
0.78%
0.00%
0.50%
1.00%
1.50%
NPLs:Loans ALLL:Loans
Total
1.26%
0.30%
0.00%
0.50%
1.00%
1.50%
NPLs:Loans ALLL:Loans
Retail Banking
0.83%
0.95%
0.00%
0.50%
1.00%
1.50%
NPLs:Loans ALLL:Loans
Commercial
Banking

27 Operating Dividend Payout Ratio (%) Last Five Quarters 85% 91% 83% 83% 83% 4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013

Peer Group
Firm Ticker City State
1 Associated ASBC Green Bay WI
2 BancorpSouth BXS Tupelo MS
3 City National CYN Los Angeles CA
4 Comerica CMA Dallas TX
5 Commerce CBSH Kansas City MO
6 Cullen/Frost CFR San Antonio TX
7 East West EWBC Pasadena CA
8 First Niagara FNFG Buffalo NY
9 FirstMerit FMER Akron OH
10 Fulton FULT Lancaster PA
11 Huntington HBAN Columbus OH
12 M&T MTB Buffalo NY
13 New York Community NYCB Westbury NY
14 Signature SBNY New York NY
15 Susquehanna SUSQ Lititz PA
16 Synovus SNV Columbus GA
17 Valley National VLY Wayne NJ
18 Webster WBS Waterbury CT
19 Wintrust WTFC Lake Forest IL
20 Zions ZION Salt Lake City UT

For more information, investors may contact: Peter Goulding, CFA 203-338-6799 peter.goulding@peoples.com